SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 1999

                             Fine Air Services Corp.
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            (Exact name of registrant as specified in its charter)


          Delaware                       333-59359              65-083857
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       (State or other                  (Commission         (I.R.S. Employer
        jurisdiction                    File Number)       Identification No.)
      of incorporation)

      2261 N.W. 67th Avenue
      Building 700
      Miami, Florida                                                  33122
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (305) 871-6606

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                             FINE AIR SERVICES CORP.

                                  April 9, 1999

Item 2. Acquisition or Disposition of Assets.

      On February 5, 1999 the Company entered into an agreement of purchase and sale of assets (the "Asset Purchase Agreement") with International Air Leases of PR, Inc., a Puerto Rico Corporation ("IALPR") and Anthony Tirri ("Tirri"), the principal stockholder of IALPR. On the same date, the Company entered into a separate stock purchase agreement (the "Stock Purchase Agreement") with IALPR and the stockholders of IALPR. Under the terms of such agreements, the Company agreed to purchase 100% of the capital stock (the "Arrow Stock") of Arrow Air, Inc. ("Arrow"), an international cargo airline based in Florida and certain assets generally consisting of (i) specified aircraft consisting of three cargo L1011-200 aircraft, one passenger L1011-500 aircraft, 12 cargo DC8 aircraft and one passenger DC8 aircraft, (ii) servicable and repairable Pratt & Whitney JT3D and JT8D aircraft engines, Rolls Royce RB211 aircraft engines and General Electric CF6 aircraft engines, (iii) inventories of aircraft and engine parts and (iv) all inventories, parts, and related equipment used in the operations of the airline business of Arrow (collectively, the "Assets"). The purchase price for the Arrow Stock and the Assets is $115.0 million.

      Under the terms of the Asset Purchase Agreement, IALPR agreed, at the option of the Company to market the sale of certain of the Assets which the Company may elect to sell prior to June 10, 1999, and further agreed upon certain values to be attributable to specified categories of such Assets. In the event that the Company timely elects to sell such specified Assets and does not receive the agreed upon minimum values (essentially 90% of the agreed upon estimated fair market value of such Assets), within 90 days of the date on which such Assets were offered for sale, IALPR has agreed to "make whole" the Company for either the non-sale of such of the Assets or for any short-fall in the actual net proceeds received from the sale of such Assets. To secure such "make whole" obligation, the Company received first mortgages on two McDonnell Douglas DC8 aircraft and one McDonnell Douglas DC10 aircraft which were not included in the purchased Assets. On April 20, 1999, the Company elected to obligate IALPR to market the sale of those certain Assets.

      Arrow and the Assets to be acquired by the Company were formerly owned by subsidiaries of International Air Leases, Inc. ("IAL"), a Delaware Corporation, and its affiliated companies. Consummation of the transactions between the Company and IALPR were subject to IALPR acquiring the capital stock of IAL and its affiliates under a purchase agreement with the former owner of such businesses, as well as obtaining certain government regulatory approvals.

      In order to assist IALPR and its stockholders in completing its acquisition of IAL and its affiliates, on February 10, 1999 the Company provided IALPR with a $115.0 million loan (the "Loan") secured by first liens on all of the Assets to be purchased under the Asset Purchase Agreement, certain other aircraft, the personal guarantees of the IALPR stockholders, and a pledge of 100% of the capital stock of IALPR and all of its subsidiaries, including IAL and its corporate affiliates. The Loan was evidenced by a 10% note (the "IALPR Note") due on the earlier of April 1, 1999 or five business days following the expiration or the termination of the waiting period under the Hart-Scott-
Rodino Antitrust Improvements Act of 1976 ("Hart Scott").

      IALPR consummated its acquisition of IAL and its affiliates on February 10, 1999. Following receipt of notice of early termination of the waiting period under Hart Scott, on March 10, 1999, the Company completed the acquisition of the Assets by cancellation of $100.0 million of principal amount of the IALPR Note. The remaining $15.0 million of the IALPR Note and accrued interest was retired effective April 9, 1999, when the Company completed the acquisition of the Arrow Stock.

      The terms of the Asset Purchase Agreement, the Stock Purchase Agreement, the Loan, the IALPR Note and all transactions contemplated thereby, were determined as a result of arm's-length negotiations between the parties to such agreements and instruments.

      The information set forth above is qualified in its entirety by reference to the following documents, each of which are incorporated in this Item 2 by reference: (i) the Asset Purchase Agreement, and amendments thereto, a copy of which is filed herewith as Exhibit 99.1; (ii) the Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 99.2; and (iii) the Loan Agreement, a copy of which is filed herewith as Exhibit 99.3.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

            In accordance with Item 7(a) of Form 8-K, the financial statements of the business acquired shall be provided not later than 60 days after the date on which this Current Report was filed.

      (b)   Pro Forma Financial Information.

            In accordance with Item 7(b) of Form 8-K, the pro forma financial information shall be provided not later than 60 days after the date on which this Current Report was filed.

      (c)   Exhibits.

Exhibit No.                         Description
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99.1              Agreement of Purchase and Sale of Assets, dated as of February
                  5, 1999, as amended March 10, 1999 by and among Fine Air Services Corp, International Air Leases of PR, Inc. and
                  Anthony Tirri.

99.2 Stock Purchase Agreement, dated as of February 5, 1999, by and between Fine Air Services Corp, International Air Leases of PR, Inc., Anthony Tirri, Jean Tirri, and John Ebert.

99.3 Loan Agreement dated as of February 5, 1999, by and between Fine Air Services Corp., International Air Leases of PR, Inc. and Anthony Tirri.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 1999

                                          FINE AIR SERVICES CORP.


                                          By:   /s/ Orlando Machado
                                                --------------------------------
                                                Orlando Machado
                                                Senior Vice President and Chief
                                                Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

99.1 Agreement of Purchase and Sale of Assets, dated as of February 5, 1999, as amended March 10, 1999 by and among Fine Air Services Corp, International Air Leases of PR, Inc. and Anthony Tirri.

99.2 Stock Purchase Agreement, dated as of February 5, 1999, by and between Fine Air Services Corp, International Air Leases of PR, Inc., Anthony Tirri, Jean Tirri, and John Ebert.

99.3 Loan Agreement dated as of February 5, 1999, by and between Fine Air Services Corp., International Air Leases of PR, Inc. and Anthony Tirri.